UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 1, 2016

CVSL INC.
(Exact name of registrant as specified in its charter)

Florida	001-36755	98-0534701
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Identification No.)

2950 North Harwood Street, 22nd Floor, Dallas, Texas 75201
(Address of principal executive offices and zip code)

(972) 398-7120
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On February 1, 2016, holders of a majority of the outstanding voting securities of CVSL Inc. (the “Company”) approved an Amendment to the Company’s Articles of Incorporation (the “Amendment”) to change the Company’s name to JRjr33, Inc. A description of the Amendment is set forth in the Company’s Preliminary Information Statement on Schedule 14C (the “Information Statement”), filed with the Securities and Exchange Commission on February 1, 2016, which is incorporated herein by reference. The Amendment will not become effective until at least 20 days following the date on which a definitive Information Statement on Schedule 14C is mailed to the Company’s stockholders of record. The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached to the Information Statement as Exhibit A and is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1
Certificate of Amendment to Articles of Incorporation (incorporated by reference to Appendix A to the Preliminary Information Statement on Schedule 14C filed with the Securities and Exchange Commission on February 1, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CVSL Inc.

Date: February 3, 2016	By:	/s/ John P. Rochon
John P. Rochon
Chief Executive Officer and President